UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2005
CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)
The Netherlands
(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Polarisavenue 31
2132 JH Hoofddorp
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 31-23-568-5660
N.A.
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):
☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBIT
Waiver No. 1 dated to Amended and Restated Credit Agreement
Limited Waiver to Note Purchase Agreement

Item 1.01 Entry Into a Material Definitive Agreement.
     Effective November 14, 2005, we entered into Waiver No. 1 (“Waiver No. 1”) to our Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of May 12, 2005 among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent. Waiver No. 1 provides an extension until January 13, 2006 (or, if earlier, the occurrence of any other default under the Credit Agreement) to deliver to the Administrative Agent and the Lenders our financial statements and related certifications and documents for the third quarter of 2005 required under the Credit Agreement for such period, and a waiver of the application of the default rate of interest provided under the Credit Agreement.
          Effective November 14, 2005, we entered into a Limited Waiver (“Limited Waiver”) to our Note Purchase Agreement dated as of July 1, 2001 between Chicago Bridge & Iron Company N.V. and certain of our subsidiaries, and the Purchasers named in Schedule A thereto (the “Note Purchase Agreement”). The Limited Waiver provides an extension until January 13, 2006 (or, if earlier, the occurrence of any other default under the Note Purchase Agreement or the Credit Agreement) to deliver to the note holders our financial statements and related certifications and documents for the third quarter of 2005 required under the Note Purchase Agreement for such period.
     Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits
99.1	Waiver No. 1 dated as of November 14, 2005 to Amended and Restated Credit Agreement dated as of May 12, 2005 among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent

99.2	Limited Waiver dated as of November 14, 2005 to Note Purchase Agreement dated as of July 1, 2001 between Chicago Bridge & Iron Company N.V. and certain of our subsidiaries, and the Purchasers named in Schedule A thereto

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
By: Chicago Bridge & Iron Company B.V.
Its: Managing Director

Date: November 17, 2005	By:	/s/ Gerald M. Glenn

Gerald M. Glenn
Managing Director

Index to Exhibit
99.1	Waiver No. 1 dated as of November 14, 2005 to Amended and Restated Credit Agreement dated as of May 12, 2005 among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent

99.2	Limited Waiver dated as of November 14, 2005 to Note Purchase Agreement dated as of July 1, 2001 between Chicago Bridge & Iron Company N.V. and certain of our subsidiaries, and the Purchasers named in Schedule A thereto